CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.
                                                                    EXHIBIT 10.9

                        DEVELOPMENT AND HOSTING AGREEMENT

            THIS AGREEMENT (this "Agreement") is made and entered into as of the 18th day of June, 1999 (the "Effective Date"), by and between Fry Multimedia, Inc., a Michigan corporation, with offices at 3971 South Research Park Drive, Ann Arbor, Michigan 48108 ("Fry"), and 800-Gifthouse, Inc. a New York corporation, with offices at 1600 Stewart Avenue, Westbury, New York 115901 ("Client").

                                    Recitals

            WHEREAS, Fry is in the business of offering Internet services relating to, among other things, development, maintenance and hosting of Internet sites, including those on the World Wide Web portion of the Internet;

            WHEREAS, Fry has, and continues to, provide Internet development, maintenance and hosting services to Client; and

            WHEREAS, Client owns various web sites, including without limitation at the domains www.1800flowers.com, www.plowhearth.com and www.bloomlink.net and from time to time will develop, own and operate other web sites (collectively, the "Client Sites");

            WHEREAS, Client desires to engage Fry to continue to provide, and Fry desires to continue to be engaged by Client, to provide such services with respect to the Client Sites on the terms and subject to the conditions set forth below.

            NOW, THEREFORE, in consideration of the mutual promises set forth herein, Fry and Client (each a "Party," collectively, the "Parties") hereby agree as follows:

            1. Fry Services. Fry agrees to provide to Client the development, maintenance and hosting services set forth in this Agreement (the "Services"). Each [****], by on or about [****], Client shall submit to Fry a written plan with the proposed development, maintenance and hosting requirements of Client for the [****] period commencing [****] of that year. Within [****] days of receipt of such plan, Fry shall respond to Client in writing with respect to its capacity, pricing (on a fixed-price basis unless otherwise specified) and timetable for each of the development, maintenance and hosting services for such upcoming year (provided that pricing as to all hourly rates shall not increase as to any service or item at more than at the rate of [****] during the most recent [****] month period). Client and Fry shall then negotiate in good faith to agree upon a final plan for such period and upon execution by each party of such plan and the Specifications, Deliverables (each as defined below), terms and conditions thereof shall become an exhibit to this Agreement and incorporated herein as the "Annual Plan." In addition to the Annual Plan, Client may request additional services from Fry and Fry shall provide such additional services as set forth in this Agreement. With respect to the period from the date hereof until [****] or such later date as the next Annual Plan shall be


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

agreed upon by the parties, the Annual Plan attached as Exhibit A hereto shall be deemed to be the current Annual Plan hereunder. In the event for any reason that the Annual Plan for a year is not agreed upon by the parties by [****] of any year, the Annual Plan then in effect (for the prior period) shall remain in effect until the new Annual Plan is agreed upon.

            2. Development Services.

                  2.1 Specifications; Deliverables, Pricing and Timetable. Fry shall perform the development services set forth in the Annual Plan in accordance with the specifications (the "Specifications"), deliverables (the "Deliverables"), pricing and timetable therefor contained in the Annual Plan, or if Client desires to engage Fry for the provision of any other development services from time to time, in a project brief negotiated in good faith by the parties containing such information (each a "Project Brief") in the form attached hereto as Exhibit B as mutually agreed by the parties. Each fully executed Project Brief shall be incorporated into the then applicable Annual Plan and shall be subject to the terms and conditions of this Agreement (except as specifically superseded by the relevant Project Brief).

                  2.2 Acceptance Testing. Promptly after the delivery of any Deliverable, Client shall test the Deliverable (the "Acceptance Tests") for up to [****] business days to determine whether the Deliverable: (i) performs in accordance with the Specifications and without failure in all material respects and (ii) operates with internal consistency. In the event that the Deliverable is accepted by Client, Client shall notify Fry in writing that it accepts the Deliverable, and the date of such written notification (the "Acceptance Date ") shall be the date on which Fry shall be entitled to invoice the payment for the Deliverable. In the event that any Deliverable is not accepted, Client shall provide written notice to Fry describing the deficiency in sufficient detail to allow Fry to attempt to correct the deficiency. After receiving written notice of a deficiency, Fry will exert its best efforts to correct the deficiency so that the Deliverable: (i) performs appropriately and repetitively without failure in all material respects and (ii) operates with internal consistency. The acceptance procedure in this Section 2.2 will be repeated with respect to the revised Deliverable to determine whether it is acceptable to Client, unless and until Client issues a final rejection of the revised Deliverable after rejecting the Deliverable on at least [****] prior occasions. If Client issues such a final rejection of the revised Deliverable or notifies Fry in writing that it chooses to not proceed with development due to failure of Fry to deliver a Deliverable within [****] days of the due date therefor in the project schedule, Fry shall promptly refund to Client any fees paid by Client for such Deliverable. In the event that any Deliverable or revised Deliverable is not rejected in writing and delivered to Fry within [****] business days after delivery, the Deliverable or revised Deliverable shall be deemed accepted by Client and Fry shall be entitled to invoice Client for payment therefor. In the event that any Deliverable or revised Deliverable is finally rejected, it shall be returned with all copies to Fry at the time of rejection.

                  2.3 Limited Warranty. Fry warrants to Client that each Deliverable shall perform and operate in accordance with the Specifications therefor for a period of [****] following their acceptance by Client.


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                  2.4 Ongoing Consultation. Fry agrees to consult, strategize and coordinate with Client, throughout the provision of Fry's services hereunder to ensure Client's satisfaction with and approval of each aspect of its development services and Deliverables.

            3. Proprietary Rights and Confidentiality.

                  3.1 Work for Hire; Assignment. Except for Fry Material, Fry agrees that all the results and proceeds of Fry's work on or for Client or its affiliates, including relating to any of the Client Sites, and the content of the Client Sites itself, shall be owned exclusively by Client (or Client's designee), including the copyright and other intellectual property rights thereto (including the look and feel and user interface portions of any work). Fry agrees that all work performed under this Agreement (and the results thereof) shall be deemed as "work for hire," of which Client shall be deemed the author, to the extent such works qualify as such in accordance with applicable law. In the event, for any reason, any such results or proceeds are not qualified as work for hire, Fry hereby irrevocably assigns to Client all of its right, title and interest in such results and proceeds and content to Client. Fry agrees that Fry (and his affiliates or subcontractors) will sign all papers and do all acts reasonably necessary or desirable for Client to perfect such ownership rights, provided that Fry shall not be responsible for the payment of any filing fees or other out-of-pocket costs associated with perfection of such ownership rights. Fry hereby irrevocably transfers and assigns to Client any and all Moral Rights that it may have in any of the services or work. Fry also hereby forever waives and agrees never to assert against Client, its successors or licensees, any and all Moral Rights Fry may have in any Services or work hereunder (except for Fry Material), even after expiration or termination of this Agreement. "Moral Rights" means any right to claim authorship of a work, any right to object to any distortion or other modification of the work, and any similar right, existing under the law of any country in the world or under any treaty.

                  3.2 Fry Material. Fry hereby grants to Client and its sublicensees, successors and assigns a nonexclusive, perpetual and irrevocable license to use the software or materials owned by Fry which is used to maintain, update, edit, modify, terminate, redesign and otherwise operate and service the Client Sites and any version or derivation thereof, without further payment ("Fry Material"), but only to the extent necessary to maintain, update, edit, modify, terminate, redesign and otherwise operate and service the Client Sites (wherever hosted) developed as a result of work directly performed and delivered under this Agreement, including without limitation any back-up, mirrored or disaster recovery sites or servers.

                  3.3 Third Party Licensed Material. Attached as Exhibit C is a complete inventory of the third-party software (including version numbers) used or needed to maintain, update, edit, modify, terminate, redesign and otherwise operate and service the Client Sites and a breakdown between software directly licensed by Client and software licensed by Fry. This exhibit will be updated by Fry (and to the extent of its knowledge, by Client) from time to time as soon as practicable after such software inventory changes. In the event Client desires to be a direct licensee of any software on Exhibit C for which it is not the direct licensee, Fry shall arrange for Client to be a direct licensee of such software at Client's expense. Client (or Fry as applicable) shall have perpetual irrevocable licenses to all software listed on Exhibit C (except as otherwise indicated on Exhibit C), as the same shall be modified and supplemented from time to time.

                  3.4 Proprietary Rights of Client; Domain Names. As between Client and Fry, all data, information and other property, tangible and intangible, provided by or created on behalf of Client or its subcontractors or information providers, including without limitation software (including algorithms and source code), firmware and hardware, technical processes and formulas, source codes, product designs, sales data, store data, product data, transaction data, customer data, usage data, advertising data, cost and pricing data, other non-publicly disclosed financial information, product information, product, marketing and business plans, advertising revenues and relationships, usage rates, projections and marketing data and all other data received, transmitted or stored on behalf of Client. or relating to Client and/or Client Sites or those of its affiliates ("Client Content") shall remain the sole and exclusive property of Client, including, without limitation, all copyrights, trademarks, patents, trade secrets and any other proprietary rights therein. Nothing in this Agreement shall be construed to grant Fry any ownership right in, or license to, the Client Content. Fry shall assist Client at Fry's standard charges (plus third party registration fees) in obtaining domain names (and, if applicable, Internet Protocol addresses) but shall ensure that Client's designated employee is named as the Administrative Contact for each such registration on behalf of Client.

                  3.5 Client's Ownership. Client shall be the exclusive owner of the Client Sites and all aspects thereof, except as set forth in Sections 3.2 and 3.3 above. Client shall have the right to modify, edit, destroy, license, exploit or use the Client Sites in any way, without compensation or consultation with Fry. Fry shall have no obligation to repair, modify or maintain the Client Sites to the extent that Client's use of such component of the Client Sites is in violation of law or regulation.

                  3.6 Confidentiality. Fry acknowledges that Client has provided Fry to date with extensive confidential information concerning its business, procedures, plans, and other confidential information and each party agrees that during the course of this Agreement, that such confidential information and other information that is confidential or proprietary may be disclosed to the other party, including, but not limited to all software (including without limitation source code (including algorithms) written on behalf of Client by Fry, except as otherwise provided herein), technical processes and formulas, source codes, product designs, sales data, store data, product data, transaction data, customer data, usage data, advertising data, cost and pricing data, other non-publicly disclosed financial information, product information and product and business plans, , advertising revenues and relationships, usage rates, projections and marketing data and all other data received, transmitted or stored on behalf of Client. or relating to Client and/or Client Sites or those of its affiliates, ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party w/o use of the Confidential Information, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party. Except as provided for in this Agreement, each party shall not make any disclosure of the Confidential Information to anyone other than its employees who have a need to know in connection with this Agreement. Each party shall notify its employees of their confidentiality obligations with respect to the Confidential Information and shall require its employees to comply with these obligations. In the event that either Party is compelled by law (whether through court order or subpoena) to disclose Confidential Information, the disclosing

Party shall provide the other Party with notice of such compelled disclosure and a reasonable opportunity to contest it and shall seek a protective order. In the event that a Party divulges or seeks to divulge or otherwise improperly use any such Confidential Information, the other Party shall have the right, in addition to any other remedies available to it, to seek injunctive relief to enjoin such acts, it being specifically acknowledged by the Parties that any other remedies are inadequate. The confidentiality obligations of each party and its employees shall survive the expiration or termination of this Agreement. The particular terms and conditions of this Agreement are confidential and shall not be disclosed by either party without the prior written consent of the other party (except as deemed necessary or appropriate by counsel to Client to comply with securities and other applicable laws or as required pursuant to judicial or other government order provided that notice of such order is given to the other party promptly after its receipt). Except for mutually agreeable press releases (with each party's prior written consent, which shall not be unreasonably withheld or delayed), no public announcements relating to this Agreement shall be issued by either party. Notwithstanding anything stated herein, the parties agree to allow each other to issue individual press releases announcing the relationship initiated or continued hereunder and as appropriate to cooperate in other joint promotional opportunities and announcements.

                  3.7 Grant of License -- Client. Client hereby grants to Fry a non-exclusive, worldwide, royalty-free license for the Initial Term and any Renewal Term (as those terms are hereinafter defined) to edit, modify, adapt, translate, exhibit, publish, transmit, participate in the transfer of, reproduce, create derivative works at Client's direction from, distribute, perform, display and otherwise use Client Content as necessary to render the Services to Client under this Agreement. In no event will Fry remove or alter any proprietary notice of Client, or any third party, contained on any of the Client Sites without the prior written consent of Client.

                  3.8 Grant of License -- Fry. Fry hereby grants to Client a limited, non-exclusive, non-transferable perpetual license to make use of Fry Materials which are incorporated in the Client Sites and which are required for the operation of the Client Sites solely to operate the Client Sites on the Fry Server as well as on any back-up, disaster recovery or mirrored servers and web sites of Client or its affiliates whether hosted by Fry, Client or by a third party. Fry hereby reserves for itself all rights in and to the Fry Materials not expressly granted to Client in the immediately foregoing sentence. In no event shall Client use any trademarks or service marks of Fry without Fry's prior written consent.

            4. Hosting, Communications and Maintenance Services

                  4.1 Hosting Services. Fry agrees to provide Client with services for hosting of each of the Client Sites specified in the Annual Plan. Fry shall provide the hosting services in a professional, workmanlike manner, and high grade of service, so that the Client Sites are accessible to third parties via the Internet as specified herein and in the Configuration.

                  4.2 Availability of the Client Sites. Unless otherwise indicated on Schedule 1.2 hereto, the Client Sites shall be accessible to third parties and Client via the Internet and otherwise as specified in the Annual Plan or the Configuration twenty-four (24) hours a day, seven (7) days a week, except for scheduled maintenance and required repairs during such non-Key Time Periods as Client and Fry mutually agreed in advance ("Scheduled Maintenance").

                  4.3 Updates. As part of the hosting Services, Fry shall provide Client with a system and the necessary software to allow Client to transmit revisions, updates, deletions, Deliverables or modifications (the "Updates") to a staging server designated and maintained by Fry (the "Staging Server"). Fry shall update the Fry Server with the Updates according to a written schedule agreed upon by Client and Fry and contained in the Annual Plan.

                  4.4 Proprietary Rights of Client. As between Client and Fry, Client Content shall remain the sole and exclusive property of Client, including, but not limited to data generated by the Client Sites such as Client, end user and usage data. Nothing in this Agreement shall be construed to grant to Fry any ownership right in, license to, or authority to edit, modify or adapt the Client Content provided by Client to Fry.

                  4.5 Access and Security. Fry shall maintain a secure room(s) in which all of Client's equipment and data shall be located and stored (the "Client Area"). Access to the Client Area shall be limited by Fry solely to (i) the individuals identified and authorized by Client to have access to the Client Area in accordance with this Agreement, as identified in the writing to Fry, as amended from time to time, which is hereby incorporated by this reference (the "Representatives") and Fry's engineers, senior engineers, system administrators, equivalent systems personnel and senior management (and as necessary and with appropriate supervision, other service personnel) authorized by Fry based on their need to have access to perform the services hereunder. Representatives shall have access to the Client Area and any other location in where any Client equipment or data is located twenty-four (24) hours a day, seven (7) days a week.

                  4.6 Backup; Redundancy. Fry shall provide Client at all times with the equipment, software, communications capacity and carriers and power backup and redundancy set forth in the Configuration attached hereto as Exhibit D, provided that in any event Fry shall always provide Client with sufficient local generator backup power capacity to fully operate all of Client's equipment and each of the Client Sites for at least [****] consecutive hours. The parties acknowledge that Fry currently has [****] under construction in [****] and that Fry shall use its best efforts to provide complete redundancy for each of the Client Sites (and all related data and Client Content) in at least one such facility as soon as possible and in accordance with the Annual Plan and Configuration, but not later than [****].

            All Client data and customer data and all transaction and other data generated by any of the Sites (including all Client Content contained on or generated by any of the Sites) , directly or indirectly, will be copied and stored off-site by Fry (or through a subcontractor to be identified by Fry and approved by Fry) on at least weekly basis with a third-party fireproof storage facility.

                  4.7 Communications Services. Fry shall provide the communications services and capacities set forth in the Annual Plan and Configuration.


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                  4.8 Client Equipment. Fry acknowledges that the computer hardware and other tangible equipment listed on Exhibit E hereto is owned by Client and shall be returned unencumbered to Client in good working order (ordinary wear and tear excepted) promptly upon Client's request; provided however if any such equipment is leased by Client from a third party, Fry shall cooperate with Client with respect to the return and safekeeping of such equipment as required by the lessor.

                  4.9 Maintenance, Error Correction and Support Obligations.

                        (a)   Definitions.

                        Authorized Caller. "Authorized Caller" means a person or persons designated by Client as the technical/engineering support interface for the Work performed hereunder or any of the Client Sites.

                        Designated Support Engineer. "Designated Support Engineer" means a person or persons designated by Fry as the technical/engineering support interface for the Work performed hereunder or any of the Client Sites.

                        End User. "End User" means a customer or other user of any of the Client Sites.

                        Error. "Error" means a defect in the Services performed or provided under this Agreement or in the operation of any of the Client Sites which causes such Services performed hereunder or the performance of any of the Client Sites not to function substantially in conformance with the documentation, end user documentation, or other related documentation, including without limitation any functional documentation or other engineering documentation for the Services performed hereunder or in any of the Client Sites, or commonly accepted operating principles as defined by industry standards. Errors are classified as follows:

                        Severity 1: System or subsystem failure which results in a critical impact to business operations. No viable workaround is known to Client.

                        Severity 2: Critical System or subsystem service interruption or degradation creating difficulty in the execution of a material function. Client acceptable workaround is available.

                        Severity 3: Significant system or subsystem problems which prevent some material functions from meeting the Specifications. Some business operations are impaired, but the system and subsystems continue to function. Client acceptable workaround is available.

                        Severity 4: Failure to perform in substantial accordance with the Documentation, but not a Severity 1-3 Error.

                        Severity 5: Deliverable requests for hardware, software, manuals or services.

                        Incident. "Incident" means a situation which necessitates an End User to contact Client for assistance.

                        Problem. "Problem" means the perceived failure or functional impairment that causes reduced functionality to the Work performed hereunder or in any of the Client Sites.

                        Problem Priorities. "Problem Priorities" classify the criticality of a problem at a Client site. Problem Priorities are assigned at the time of Client's initial contact with Fry. Problem Priorities may be changed based upon new information or Client situation. Problem Priorities refer the classification of the Incident, not any resulting Error which may be identified during the resolution of the Incident. Problem Priorities are classified as follows:

                        Severity 1: Client is "hot"; there is risk of losing business.

                        Severity 2: Client "temperature is rising"; there is potential risk of losing actual or future business.

                        Severity 3: The problem is impacting the Client's day to day business; there is no risk of losing business.

                        Severity 4: The problem is not currently impacting the Client's day to day business, but may in the future; there is no risk of losing business.

                        Repair. "Repair" means the repair or replacement of a Work performed hereunder or in any of the Client Sites or part.

                        Technical Support Levels. "Level" means a certain class of service provided to authorized resellers and end users. Definitions are as follows:

                        Level One: First call support on all Client calls; technical support staff answers technical inquiries regarding Work performed hereunder or in any of the Client Sites, performs Work performed hereunder or in any of the Client Sites installation and configuration support, provides broad troubleshooting expertise.

                        Level Two: Specialist level technical support; technical support/escalation staff performs Problem isolation and replication, lab simulations and interoperability testing, provides remote diagnostics capabilities and on-Client Sites troubleshooting, if required, and implements a solution for a Problem that is not the result of a Work performed hereunder or in any of the Client Sites Error. In the case of a Work performed hereunder or in any of the Client Sites Error, the technical staff is able to identify the source of the Error, create a reproducible test case, and document the details of the Error for escalation to Fry.

                        Level Three: Backup engineering and technical support; staff isolates a Work performed hereunder or in any of the Client Sites error and implements a solution through a Work performed hereunder or in any of the Client Sites change.

                        Workaround. A "Workaround" is a feasible change in operating procedures whereby an end user can avoid any deleterious effects of an Error.

                        (b) Error Correction. Client and Fry shall promptly agree in good faith to any information and/or documentation which may be required to permit Fry to identify and resolve Errors (meaning to correct the Error to restore compliance with specifications and Documentation) in any of the Services performed hereunder or in any of the Client Sites. The Error correction period begins after Fry (a) has enough information to profile the Error and (b) can recreate the Error or has access to a facility where the Error can be recreated. Fry agrees to respond to identified Errors based on the following time-table:

                        Severity 1 Errors. Fry shall use best efforts to resolve or reduce the severity via Workaround and/or patch within [****] (during any Key Time Period and [****] during any non-Key Time Period) of receipt of notice of such Error and use best efforts to resolve the Error within [****] days of receipt of notice of such Error. Fry shall provide its action plan within [****] days of such notice, and shall provide regular status updates. A final engineering resolution shall be identified in the action plan. Client and Fry problem managers shall review the incident after such [****] day period.

                        Severity 2 Errors. Fry shall use best efforts to resolve or reduce the severity via Workaround and/or patch within [****] (during any Key Time Period and [****] during any non-Key Time Period) of receipt of notice of such Error and use best efforts to resolve the Error within [****] days of receipt of notice of such Error. Fry shall provide an action plan within [****] days of such notice, and provide regular status updates. Client and Fry problem managers shall review incident after [****] days. A final engineering resolution shall be identified in the action plan. A final engineering resolution shall be identified in the action plan. Client and Fry problem managers shall review the incident after such [****]day period.

                        Severity 3 Errors. Fry shall use reasonable commercial efforts to resolve or reduce the severity via Workaround and/or patch within [****] ([****] during any non-Key Time Period) of receipt of notice and use best efforts to resolve within [****] days of receipt of notice. Fry shall provide an action plan within [****] days of such notice, and provide regular status updates. Client and Fry problem managers shall review incident after [****] days. A final engineering resolution shall be identified in the action plan. A final engineering resolution shall be identified in the action plan. Client and Fry problem managers shall review the incident after such [****]day period.

                        Severity 4 Errors. Fry shall use reasonable commercial efforts to resolve or reduce the severity via Workaround and/or patch within [****] ([****] during any non-Key Time Period) of receipt of notice and use best efforts to resolve within [****] days of receipt of notice. Fry shall provide an action plan within [****] days of such notice, and provide regular status updates. Client and Fry problem managers shall review incident after [****] days. A final engineering resolution shall be identified in the action plan. A final engineering resolution shall be identified in the action plan. Client and Fry problem managers shall review the incident after such [****] day period.

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                        Severity 5 Errors. Fry shall use its reasonable commercial efforts to acknowledge the Error within [****] days of receipt of notice of such Error. A final engineering resolution will be determined and scheduled through mutual agreement.

                        (c)   Technical Support

                              (i) Support Issues. Client is responsible for
providing Level One support services to its end users. Fry shall provide Levels One, Two and Three back-up technical support to Client, and shall make support available to Client via telephone to Client's Authorized Caller(s). Client agrees to use reasonable commercial efforts to ensure that no more than [****] Client's Authorized Callers will be requesting support from Fry at any given time. Fry will provide such support 24 hours a day seven days a week every day of the year. .

            The Authorized Callers and Designated Support Engineers will be the primary contacts between Client's and Fry's technical support and/or escalation centers. Client will provide a list of Authorized Callers including names, address, phone numbers, and internet e-mail address. Fry will provide a list of Designated Support Engineers.

                              (ii) Resolution of Support Issues. In the event
that Client cannot successfully resolve any Problem, Client may request assistance from Fry. Fry will not contact or provide direct support to Client's end users with respect to the Work performed hereunder or in any of the Client Sites pursuant to this Agreement. Fry will provide an initial response acknowledging receipt of the support request to all Client support inquiries within four hours of receipt and Client and Fry will agree, in good faith, what additional information and/or documentation will be required for resolution. Technical support managers and engineers for each party will work in good faith to devise and carry out an action plan that will provide a timely and satisfactory resolution. Fry shall work with Client in attempting to reproduce any such problem.

            5. Client Content.

                  5.1 Accuracy and Review of Client Content. Client assumes sole responsibility for: (a) acquiring any authorization(s) necessary for hypertext links to third-party Web sites; and (b) the accuracy of materials provided to Fry, including, without limitation, Client Content, descriptive claims, warranties, guarantees, nature of business, and address where business is conducted; and (c) ensuring that the Client Content does not infringe or violate any right of any third party.

                  5.2 Limitations on Client Content. Client shall use reasonable commercial efforts to provide Client Content that does not contain any content or materials which are obscene, malicious, which infringe on or violate any applicable law or regulation or any proprietary, contract, moral, privacy or other third-party right, or which otherwise expose Fry to civil or criminal liability.


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

            6. Fees and Taxes.

                  6.1 Maintenance Fees. To the extent that Fry is to provide Maintenance under Exhibit A hereto, Client shall pay for all Maintenance-related tasks as provided in Exhibit A hereto.

                  6.2 Out-of-Pocket Expenses. Client shall pay, or reimburse Fry, upon receipt of appropriate receipts and documentation, for any reasonable out-of-pocket expenses, including, without limitation, travel and travel-related expenses, incurred by Fry in connection with the performance of the Services; provided, however, that any single expense in excess of [****] shall require the prior written approval of Client.

                  6.3 Additional Service Fees. Unless otherwise agreed to by the Parties in a Project Brief or Annual Plan, Client shall pay to Fry all fees for Additional Services on a time and materials basis as invoiced by Fry.

                  6.4 Late Payment. Client shall pay to Fry all fees not specifically itemized on Exhibit A within [****] days of receipt of the applicable Fry invoice. If Client fails to pay any fees within [****] days of any written late payment notice from Fry, late charges of the lesser of [****] per month or the maximum allowable under applicable law shall also become payable by Client to Fry.

                  6.5 Taxes. Client shall pay or reimburse Fry for all sales, use, transfer, privilege, excise and all other taxes and all duties, whether international, national, state or local, however designated, which are levied or imposed by reason of the performance by Fry under this Agreement; excluding, however, income taxes which may be levied against Fry.


                  6.6 Most Favored Terms. If after the effective date of the Agreement, Fry enters into a hosting, development or similar agreement with a third party of substantially the same scope as herein provided but under more favorable financial, or other material, terms than those given to Client under this Agreement, Fry shall promptly notify Client of said more favorable terms, and this Agreement shall automatically be amended effective with the date of such other agreement to reflect the more favorable terms. Fry will provide Client with any information necessary to evidence compliance with this Section.

            7. Exclusivity. Except with the prior written consent of Client, Fry agrees that during the term of this Agreement and for two (2) years thereafter Fry shall not provide any development, maintenance, hosting or related services to any person or entity providing floral products or engaged in the floral and/or gardening industries except for Client and Client's affiliates.

            8. Insurance. Fry agrees to maintain at its expense the following insurance policies during the term of this Agreement and for two years thereafter: commercial general liability coverage of at least [****] million and Internet professional liability coverage of at least [****] million (and shall name Client as an additional insured thereunder); provided, however, that upon the signing hereof, such coverage amounts may be [****] million, but shall be increased to the [****] million level by [****]. In addition, Fry shall maintain appropriate workman's compensation and all other policies required by law. Upon the signing hereof and


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

any increase in coverage amount referred to above, Fry shall provide Client with certificates of insurance evidencing the foregoing.

            9. Fry Warranties.

                        (a) General Warranties. Fry represents and warrants that: (i) Fry has the power and authority to enter into and perform its obligations under this Agreement, (ii) Fry's Services under this Agreement shall be performed in a professional workmanlike manner with the degree of skill and care that is required by current, good and sound professional procedures and practices and in conformance with generally accepted professional standards for the completion of such work prevailing at the time, (iii) that it owns all rights of any nature in the Fry Material without encumbrance and has the right to grant to Client the rights and licenses granted herein and that neither any design nor programming, nor any other material or facet added to the Client Sites by Fry (provided that Fry makes no representations with respect to material provided by Client) infringes any person or entity's copyright, trademark, patent or other proprietary right, is libelous, an invasion of privacy, obscene or otherwise violates any law or right of any person or entity, or contains any recipe, formula or instruction harmful to any person or property; (iv) that all Services and property as delivered by Fry is and shall, during the Initial Term and any Renewal Term, and for a period of [****] thereafter, remain free of any (a) back door, time bomb, drop dead device, or other software routine designed to disable a computer program automatically with the passage of time or under the positive control of the warranting party or (b) any virus, Trojan horse, worm, or other software routine or hardware component designed to permit unauthorized access, to disable, erase, modify or otherwise harm any software, hardware or data or to perform any other such actions and (v) that all software, firmware and hardware delivered to Client or used by Fry in connection with any of the Client Sites will, except to the extent covered by a third party manufacturer's year 2000 compliance warranty disclosed in advance to Client in writing and accepted by Client, (1) correctly handle date information before, during, and after January 1, 2000 including accepting date input, providing date output and performing calculation on dates or portions of dates;
(2) function accurately and without interruption before, during, after and including January 1, 2000 without changes in operation associated with the advent of the new century assuming correct configuration; (3) respond to two digit date input in a way that resolves the ambiguity as to century in a disclosed, defined and pre-determined manner; (4) store and provide Output of date information in ways that-are unambiguous as to century; (5) correctly manage the leap years occurring in the year 2000 and subsequently; and (6) use fields providing at least four decimal digits for the year portion of all stored dates.

                        (b) Service Level Warranty. In the event Client experiences any of the following which is not as a result of any actions or inactions of Client or any third parties not under control of Fry (including Client Equipment and third party equipment), Fry will credit Client's account as described below:

                              (i) Inability to Access the Internet
(Downtime). If Client is unable to transmit or receive information from Fry's Internet Data Center (i.e., Fry's LAN and WAN) to other portions of the Internet because Fry failed to provide the Internet Data Center Services for more than [****] ("Internet Access Failure"), Fry will credit Client's account an amount equal to [****] of the [****]


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

then paid by Client under this Agreement ([****] (meaning the [****] days prior to and the day of the following days each year in the United States:
Thanksgiving, Christmas, Valentines Day, Easter, Secretary's Day, and Mothers
Day)) for each such [****] (but such credits in any given [****] shall not exceed the [****] due for such [****]). Fry's Scheduled Maintenance of shall not be deemed to be a failure of Fry to provide the hosting Services hereunder. For purposes of the foregoing, "unable to transmit or receive" shall mean sustained packet loss in excess of [****] based on Fry's reasonable measurements.

            Fry shall continue to provide Client with real-time reporting information concerning server performance and other relevant performance, transactional and processing data in the same manner as it currently provides to Client plus such additional information and reporting as the parties shall agree or as shall be contained in the Annual Plan.

                              (ii) Response Time and Equipment Availability. Fry
shall respond as follows within the following minimum response times:

                                   (1) Time to Discover; Inability to Access
the Internet; Notification of Client. As soon as practicable, but within [****](during Key Time Periods and [****] during other times) of discovering the existence of an Internet Access Failure, Fry will determine whether the source of the an Internet Access Failure is limited to the Client Equipment and the Fry equipment connecting the Client Equipment to Fry's LAN ("Client Specific Failure"). If an Internet Access Failure is not a Client Specific Failure, Fry will determine the source of the Internet Access Failure as soon as practicable, but within [****] (during Key Time Periods, and [****] during other times) after determining that it is not a Client Specific Failure. In any event, Fry will notify Client of the source of an Internet Access Failure within [****] after identifying the source.

                                   (2) Remedy of Inability to Access the
Internet. If an Internet Access Failure remedy is within the sole control of Fry, Fry will remedy an Internet Access Failure as soon as practicable, but within [****] (during Key Time Periods, and [****] during other times) of determining the source of an Internet Access Failure . If an Internet Access Failure is caused from outside of the Fry LAN or WAN, Fry will notify Client and will use commercially reasonable efforts to promptly notify the party(ies) responsible for the source and cooperate with it(them) to resolve the problem as soon as possible.

                                   (3) Failure to Determine Source and/or
Resolve Problem. In the event that Fry is unable to determine the source of and remedy the Internet Access Failure within the time periods described above, Fry will credit Client's account the pro-rata connectivity charges for [****] of service for every failure to satisfy the above response time commitments ([****] days during Key Time Periods) and an extra day of credit for every [****] ([****] for non-Key Time Periods) in excess of the above time periods that it takes Fry to resolve the problem (but such credits in any given [****] shall not exceed the [****] due for such [****]).

                              (iii) Termination Option for Chronic Problems: If,
in any thirty day period , Client would be able to receive credits totaling
[****]


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

resulting from [****] or more events, or if any single event entitling
Client to credits under this Section exists for a period of [****] consecutive hours, then, Client may terminate this Agreement for cause and without penalty by notifying Fry no later than [****] business days following the end of such calendar month. Such termination will be effective on the date set by Client.

            10. Client Warranties. Client represents and warrants that (a) Client has the power and authority to enter into and perform its obligations under this Agreement, (b) commencing as of the date of this Agreement Client Content does not and shall not contain any content, materials, advertising or services that are materially inaccurate or that infringe on or violate any applicable law, regulation or right of a third party, including, without limitation, export laws, or any proprietary, contract, or any other third-party right, (c) that Client owns the Client Content or otherwise has the right to place the Client Content on the Client Sites on which it is placed, (d) that its services, products, materials, data, information and Client Equipment used by Client in connection with this Agreement as well as Client's Equipment does not operate in any manner that would violate any applicable law or regulation in any material respect and (e) Client has obtained any authorization(s) necessary under law for hypertext links from the any Client Sites to other third-party Web sites.

            11. Disclaimers of Warranty. EXCEPT FOR THE LIMITED WARRANTIES SET FORTH IN SECTIONS 9 AND 10 ABOVE, THE PARTIES MAKE NO WARRANTIES HEREUNDER, AND THE PARTIES EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

            FRY DOES NOT AND CANNOT CONTROL THE FLOW OF DATA TO OR FROM FRY'S FACILITIES AND OTHER PORTIONS OF THE INTERNET. SUCH FLOW DEPENDS IN LARGE PART ON THE PERFORMANCE OF INTERNET SERVICES PROVIDED OR CONTROLLED BY THIRD PARTIES. AT TIMES, ACTIONS OR INACTIONS CAUSED BY THESE THIRD PARTIES CAN PRODUCE SITUATIONS IN WHICH CLIENTS' CONNECTIONS TO THE INTERNET (OR PORTIONS THEREOF) MAY BE IMPAIRED OR DISRUPTED. ALTHOUGH FRY WILL USE COMMERCIALLY REASONABLE EFFORTS TO TAKE ACTIONS IT DEEMS APPROPRIATE TO REMEDY AND AVOID SUCH EVENTS, FRY CANNOT GUARANTEE THAT THEY WILL NOT OCCUR. ACCORDINGLY, FRY DISCLAIMS ANY AND ALL LIABILITY TO THE EXTENT RESULTING FROM OR RELATED TO SUCH EVENTS.

            EACH REPRESENTATIVE OF CLIENT AND ANY OTHER PERSONS VISITING THE INTERNET DATA CENTERS DOES SO AT ITS OWN RISK AND FRY ASSUMES NO LIABILITY WHATSOEVER FOR ANY HARM TO SUCH PERSONS RESULTING FROM ANY CAUSE OTHER THAN FRY'S NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN PERSONAL INJURY TO SUCH PERSONS DURING SUCH A VISIT.


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

            12. Indemnification.

                  12.1 Client. Client will indemnify, defend and hold Fry, its affiliates and Clients harmless from and against any and all Losses resulting from or arising out of any Action brought by or against Fry, its affiliates or Clients alleging: (a) with respect to the Client's Business: (i) infringement or misappropriation of any intellectual property rights; (ii) defamation, libel, slander, obscenity, pornography, or violation of the rights of privacy or publicity; or (iii) spamming, or any other offensive, harassing or illegal conduct; or (b) any damage or destruction to Fry's facility or the equipment of Fry or any other client of Fry by Client or its Representatives (except for ordinary wear and tear).

                  12.2 Fry. Fry will indemnify, defend and hold Client harmless from and against any and all costs, liabilities, losses, and expenses (including, but not limited to, reasonable attorneys' fees) (collectively, "Losses") resulting from any claim, suit, action, or proceeding (each, an "Action") brought against Client alleging (i) if true, a breach of any of Fry's representations, warranties or agreements hereunder; (ii) the infringement of any third party copyright, patent, trademark or other intellectual property right resulting from the provision of the Services or (iii) personal injury to Client's Representatives from Fry's negligence or willful misconduct.

                  12.3 Notice. In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its own expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense and all negotiations relative to the settlement of any such claim and further provided that any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

                  12.4 Limitation of Liability. NEITHER PARTY SHALL HAVE LIABILITY WITH RESPECT TO OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


            EXCEPT FOR CLIENT'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 12.1(a), CLIENT'S AGGREGATE LIABILITY FOR ANY REASON AND UPON ANY CAUSE OF ACTION IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE TOTAL AGGREGATE CONSIDERATION PAID TO FRY BY CLIENT UNDER THIS AGREEMENT DURING THE THEN MOST RECENT 12 MONTH PERIOD. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATIONS AND OTHER TORTS.



            EXCEPT FOR FRY'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 12.2 AND BREACHES OF SECTION 3.6 OR ANY OTHER INTELLECTUAL

PROPERTY PROVISIONS OF THIS AGREEMENT, FRY'S AGGREGATE LIABILITY FOR ANY REASON AND UPON ANY CAUSE OF ACTION IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO TWO TIMES (2) THE TOTAL AGGREGATE CONSIDERATION PAID TO FRY BY CLIENT UNDER THIS AGREEMENT DURING THE THEN MOST RECENT 12 MONTH PERIOD. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATIONS AND OTHER TORTS.


            The parties agree that all of the limitations and exclusions of liability and disclaimers specified in this Agreement will survive and apply even if found to have failed of their essential purpose.

            13. Termination and Renewal.

                  13.1 Term. This Agreement shall be effective when signed by the Parties and thereafter shall remain in effect for two (2) years, unless earlier terminated as otherwise provided in this Agreement (the "Initial Term"). This Agreement shall automatically be renewed beyond the Initial Term for additional two (2) year terms (each, a "Renewal Term") unless Client provides Fry with a written notice of termination at least sixty (60) days prior to the expiration of the Initial Term or the then-current Renewal Term.

                  13.2 Should a Party breach this Agreement, the non-breaching Party shall provide the breaching Party with prompt written notice of such breach. Upon receipt of such notice, the breaching Party shall have thirty (30) days to cure such breach, unless the breach is of the confidentiality, license or ownership provisions of this Agreement, in which case the non-breaching Party may terminate this Agreement immediately upon written notice to the other party. If a breach of other than the confidentiality, license or ownership provisions of this Agreement is not cured within such cure period, the non-breaching Party may terminate this Agreement upon written notice to the breaching Party. Fry shall, at the Client's discretion, complete any work assigned or scheduled during the notice period in accordance with the terms and conditions of this Agreement. Subject to making the payments (except for the hold-back specified below) , Client shall own all the results and proceeds of Fry's Services rendered to the date of termination as "work for hire" in accordance with the terms hereof, and Fry shall promptly deliver all materials, information, documents, drafts and any other property secured, produced and/or developed by Fry pursuant to this Agreement, in full satisfaction of the Parties' obligations to each other under this Agreement. Regardless of termination under this or any other provision of this Agreement, Client shall be entitled, in its discretion, to continue, discontinue, modify, or change its plans regarding the Client Sites project.

                  13.3 All rights and licenses granted under or pursuant to this Agreement by Fry to Client are, and shall be deemed to be, for purposes of
Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. Section 101, et. seq. (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The Parties agree that Client, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, provided it abides by the terms of this Agreement including without limitation, payment of all sums due hereunder. The Parties further agree that, in the event that any proceedings shall be instituted by or against Fry seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief for the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or Fry shall take any action to authorize any of the foregoing actions (each a "Proceeding"), Client shall have the right to retain and enforce its rights under this Agreement including, but not limited to, the following rights, provided it abides by the terms of this Agreement: (i) the right to continue to use the Fry Material and all source and object code developed under this Agreement and all versions and derivatives thereof, and all documentation and other supporting material related thereto, in accordance with the terms and conditions of this Agreement; and (ii) the right to complete access to, as appropriate, all Fry Material and all source and object code and all embodiments of such to be provided under this Agreement, including documentation therefore to the extent provided for hereunder, and the same, if not already in Client's possession, shall promptly be delivered to
Client: (a) upon any such commencement of a Proceeding upon written request therefor by Client, unless Fry elects to continue to perform all of its obligations under this Agreement; or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of Fry upon written request therefor by Client.

                  13.4 Termination and Payment. Upon any termination or expiration of this Agreement (except for an amount of up to $100,000 which Client may hold-back until the return to Client of all of Client's Content and other property by Fry), Client shall pay all unpaid and outstanding fees through the effective date of termination or expiration of this Agreement and Fry shall deliver to Client all work completed prior to the effective date of termination.

                  13.5 Designated Contact. Each party shall designate one person who will act as the primary liaison for all communications regarding the Services to be rendered by Fry hereunder.

            14. Miscellaneous.

                  14.1 Entire Agreement. This Agreement and attached Exhibits (including the then applicable Annual Plan) constitute the entire agreement between Client and Fry with respect to the subject matter hereof and there are no representations, understandings or agreements which are not fully expressed in this Agreement.

                  14.2 Cooperation. The Parties acknowledge and agree that successful completion of the Services shall require the full and mutual good faith cooperation of each of the Parties.

                  14.3 Independent Contractors. Fry and its personnel, in performance of this Agreement, are acting as independent contractors and not employees or agents of Client.

                  14.4 No Joint Ventures. Nothing in this Agreement shall be construed to establish a joint venture, agency, employment or partnership relationship between the Parties.

                  14.5 Amendments. No amendment, change, waiver, or discharge hereof shall be valid unless in writing and signed by the party against which such amendment, change, waiver or discharge is sought to be enforced.

                  14.6 Force Majeure. Except for the obligation to pay money, neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including act of war, acts of God, earthquake, fire, flood, embargo, riot, sabotage, labor shortage or dispute, governmental act or failure of the Internet, provided that the delayed party: (a) gives the other party prompt notice of such cause, and
(b) uses its reasonable commercial efforts to correct promptly such failure or delay in performance and Client may terminate if service is down for more than [****] consecutive hours.

            If the performance of any part of this Agreement by either party is prevented, hindered, delayed or otherwise made impracticable by reason of any flood, riot, fire, judicial or governmental action, labor disputes, act of God or any other causes beyond the control of either party, that party shall be excused from such to the extent that it is prevented, hindered or delayed by such causes provided, however, that if such delay or default by Fry exceeds [****] consecutive business days, then Client may terminate this Agreement effective upon written notice to the other party.

                  14.7 Arbitration. Any claim, dispute or controversy with respect to, in connection with or arising out of this Agreement shall be subject to and decided by arbitration in Nassau County, New York, by a panel of three arbitrators. Each Party shall designate one disinterested arbitrator and the two arbitrators so designated shall select a third arbitrator. The persons selected as arbitrators need not be professional arbitrators, and persons such as lawyers, accountants, brokers and bankers shall be acceptable, but each shall have substantial experience with respect to information technology and development. The arbitration proceeding shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association then and there pertaining. Any party may initiate arbitration proceedings hereunder by providing written notice ("Demand for Arbitration") to the other party to such claim, dispute or controversy. A Demand for Arbitration shall be made within a reasonable time after the claim, dispute or controversy has arisen; provided, however, that no Demand for Arbitration may be made after the date when institution of such claim, dispute or controversy would be barred by the applicable statutes of limitations. Arbitration proceedings shall be commenced within thirty (30) days of such notice or as soon thereafter as practicable, and the arbitrators shall be required to render a written determination within thirty (30) days after the commencement of such arbitration proceedings. The written award of a majority of the arbitrators shall be final and binding upon the parties and judgement may be entered upon it in accordance with applicable law in any court having jurisdiction thereof, including the federal district courts located in Nassau County, New York. All costs of any such arbitration shall be borne equally by the parties.

            This Section shall not be construed to prohibit either party from seeking preliminary or permanent injunctive relief in any court of competent jurisdiction, however, the arbitrator hearing the dispute to which the injunction pertains will have the power to modify or dissolve any such injunction, or to order additional injunctive relief, in connection with the final arbitration award. The parties, their representatives, other participants, and the mediator and


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

arbitrator shall hold the existence, content, and result of any mediation and arbitration in confidence except to the extent necessary to enforce a final settlement agreement or to obtain and secure enforcement of or a judgment on an arbitration decision and award.

                  14.8 Choice of Law and Venue. This Agreement shall be governed in all respects by the laws of the State of New York without regard to its conflict of laws provisions.

            Subject to Section 14.7, each of the parties hereto irrevocably and voluntarily submits to personal jurisdiction of the New York Supreme
Court located in Nassau County, New York and the Federal and state courts located in the Eastern District of New York in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. Each of the parties hereto further consents and agrees that such party may be served with process in the same manner as a notice may be given under
Section 14.10. Each of the parties hereto agrees that any action or proceeding instituted by any of them against any other party with respect to this Agreement will be instituted exclusively in the state courts located in, and in the United States District Court for, the Eastern District of New
York. The parties hereto irrevocably and unconditionally waive and agree not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Agreement in any such courts.

                  14.9 Assignment. Neither party shall assign, without the prior written consent of the other Party, its rights, duties or obligations under this Agreement to any person or entity, in whole or in part, whether by assignment, merger, transfer of assets, sale of stock, operation of law or otherwise, and any attempt to do so shall be deemed a material breach of this Agreement, except to affiliate.

                  14.10 Notice. Any notice pursuant to this Agreement, if specified to be in writing, shall be in writing and shall be deemed given (i) if by hand delivery, upon receipt thereof, (ii) if by mail, three (3) days after deposit in the United States mails, postage prepaid, certified mail, return receipt requested, (iii) if by facsimile transmission, upon electronic confirmation thereof, or (iv) if by next day delivery service, upon such delivery. All notices shall be addressed as follows (or such other address as either party may in the future specify in writing to the other):

            In the case of Fry:     Fry Multimedia, Inc.
                                    3971 South Research Park Drive
                                    Ann Arbor, Michigan 48108
                                    Fax: (734) 741-0640
                                    Attention: David Fry, President

            In the case of Client:  800-Gifthouse, Inc.
                                    1600 Stewart Avenue
                                    Westbury, New York  115901
                                    Fax: (516) 237-6060
                                    Attention: Donna Iucolano

            With a copy to:         Gallagher Walker & Bianco
                                    98 Willis Avenue
                                    Mineola, New York 11501
                                    Telecopier: (516) 248-2394
                                    Attention: Gerard M. Gallagher, Esq.

                  14.11 Waiver. The waiver of failure of either party to exercise any right in any respect provided for herein shall not be deemed a waiver of any further right hereunder.

                  14.12 Severability. If any provision of this Agreement is determined to be invalid under any applicable statute or rule of law, it is to that extent to be deemed omitted, and the balance of the Agreement shall remain enforceable.

                  14.13 Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute the entire agreement between the Parties hereto.

                  14.14 Headings. The section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

                  14.15 Approvals and Similar Actions. Where agreement, approval, acceptance, consent or similar action by either party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

                  14.16 Survival. The provisions of Sections 3, 4.8, 7, 8, 9(a), 12, 13.2, 13.3 and 14 of this Agreement shall survive the termination or expiration of this Agreement.

                  14.17 Government Regulations. Client will not export, re-export, transfer, or make available, whether directly or indirectly, any regulated item or information to anyone outside the U.S. in connection with this Agreement without first complying with all applicable export control laws and regulations of the U.S. Government and any country or organization of nations within whose jurisdiction Client operates or does business.

                  14.18 Non-Solicitation. During the period beginning on the date hereof and ending on the first anniversary of the termination or expiration of this Agreement in accordance with its terms, Fry and Client agrees that they will not, and will ensure that their affiliates do not, directly or indirectly, solicit or attempt to solicit for employment or other work persons employed by the other Party during such period.

            IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

CLIENT                              FRY

800-GIFTHOUSE, INC.                 FRY MULTIMEDIA, INC.

By: /s/ Christopher G. McCann    By:  /s/ David Fry
   --------------------------       -----------------------
   (Signature)                         (Signature
Name:  Christopher G. McCann        Name:  David Fry
Title: Vice President               Title: President

                                    EXHIBIT A

                                   ANNUAL PLAN

                               ====================
[LOGO]                         INTERACTIVE SERVICES
                                  PROJECT BRIEF
                               ====================


PROJECT TITLE:   Annual Plan--Fiscal Year 2000      BRIEF NUMBER:   0199-1003

PROJECT SPONSOR: Donna Iucolano                     BRIEF DATE:     Jan-13-1999




BACKGROUND:

1-800-FLOWERS(R) currently maintains a business to consumer based transactional Web Site at www.1800flowers.com. The Site, which is developed, managed, and maintained by Fry Multimedia in Ann Arbor, Michigan was recently redesigned and launched on November 16, 1998. Given several new opportunities which have presented themselves, the Company's e-commerce strategy has been changed to support the housing of the totality of the 1-800-FLOWERS, Inc. product and service offerings as available through its various subsidiaries including 800-FLOWERS, 800-BASKETS, 800-GROWERS, 800-GOODIES, Plow & Hearth, Fresh Home & Garden, and American Country Home under one "master" Network-concept Web Site. The theme of the Network [new Web Site] is to revolve around "living and giving" with 1-800-FLOWERS as it is bringing customers the "best of" floral, home and gardening products. The goal is to convey that the Network offers products and ideas for self-consumption as well as gifting.

Due to increased competition within the floral and related gardening and gifting categories - both online and off-line, the window of opportunity to develop and successfully launch the Network is narrow with it being imperative to achieve a live date of early spring.

IT IS IMPORTANT TO NOTE THAT THE STRATEGY IS BEING EVOLVED AS A RESULT OF NEW OPPORTUNITIES AND NOT BECAUSE THE CURRENT SITE IS FLAWED IN ANY WAY. IT IS OUR INTENT TO BUILD UPON ALL OF THE FUNCTIONALITY AVAILABLE IN THE CURRENT SITE AND THAT IS BEING PURSUED IN PHASE II IN THE NETWORK.

While 1-800-FLOWERS has emerged as the online market leader in the fresh floral category, it has a tremendous opportunity to expand beyond this product category to others, which are related. Four general or umbrella categories are being pursued including:

        1.      FRESH PRODUCTS - Flowers, Plants, Fruit, Vegetables, Gourmet,
                Etc.

        2. BASKETS & RELATED PRODUCTS - Gourmet Baskets, Novelty Gift Baskets, Balloons, Etc.

        3. GARDEN PRODUCTS - Seeds, Plants, Bulbs, Garden Tools, Garden Ornaments, Clothing and Accessories, Etc.

        4. HOME / HOME DECORATING - Indoor & Outdoor Furniture, Decorative Containers, Accessories, Dried Floral Products, Clothing, etc.

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 1 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

ASSIGNMENT:

1-800-FLOWERS(R) is interested in having Fry Multimedia develop a Web Site so that it reflects the new [Fresh] Floral, Home & Garden Network strategy. This Network Site should leverage as much of the recent development for Version 5 [introduced on Nov-16-98] and Plow & Hearth [introduced on Dec-08-98] as possible so as to be completed in a cost efficient manner, and one that recognizes the time constraints under which the Network is expected to launch. The Network strategy is being designed to position 1-800-FLOWERS as one of the emerging online commerce hubs and is intended to aggregate all of the products of the 1-800-FLOWERS organization under one umbrella and master Web Site so as to gain economies of scale and not need to develop individually branded efforts for [****] subsidiary company. Products to be featured on the site include those of the brands 800-FLOWERS, 800-BASKETS, 800-GROWERS, 800-GOODIES, Plow & Hearth, Fresh Home & Garden, and American Country Home as well as others if appropriate. This Network Web Site should be robust enough to accommodate [****] of products [and attributes] as well as provide for a [****] defined further down in this document.

OBJECTIVE[S]:

1-800-FLOWERS(R) has aggressive sales growth expectations from its Web Site in Fiscal 2000 and views the ability to offer the totality of the 1-800-FLOWERS' product line under one umbrella and master Web Site as critical in order to achieve the growth. As such, 1-800-FLOWERS expects to satisfy the following objectives with the Network concept:

1. ENABLING THE OFFERING OF GREATER VARIETY, DEPTH AND BREADTH OF SELECTION. One of the most attractive things about online retailing for both the retailer and the consumer is the fact that there is an endless supply of [virtual] shelf space. Without the physical restrictions of brick and mortar, a retailer has the ability to present millions of products for sale to prospective shoppers. While successful in its efforts, 1-800-FLOWERS actually offers one of the [****] inventories of products available for sale online typically averaging approximately [****] products. By aggregating our [****] product offerings under the Network, 1-800-FLOWERS can make the leap from [****] to several [****] products.

2. INCREASING SALES REVENUE. By adding products designed for [****] to complement the [****], and adding [****] merchandise, 1-800-FLOWERS will be able to grow sales revenue faster.

3. LEVERAGING ONLINE RETAILING & MERCHANDISING EXPERTISE. Over the years, 1-800-FLOWERS has built a reputation for its expertise in online retailing and merchandising. This expertise should be leveraged so as to be able to generate hundreds of orders for new product categories introduced almost overnight. This will only work by deploying a Network strategy.

4. MINIMIZING DEVELOPMENT & MAINTENANCE COSTS. Building and maintaining multiple Web Sites that are on par with the 1-800-FLOWERS Web Site will be expensive and challenging. With the initial cost of subsidiary sites ranging from $100,000 to $250,000, plus maintenance, the return on investment might not be realized with each individual effort. The Plow & Hearth Web Site went live on December 9th. It now needs to be maintained on a day-to-day basis and a marketing strategy and budget needs to be developed to drive traffic to it. This will be both time-consuming and expensive. And, the Web Site development for other 1-800-FLOWERS subsidiary efforts including Fresh Home & Garden, American Country Home, and GardenWorks has also been discussed.

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 2 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

5. PIGGY-BACKING ON MARKETING & DISTRIBUTION DEALS. As we are finding, driving traffic to the Web Site is getting more expensive every day. Portal and distribution deals [****]. Negotiating each of these relationships is time-consuming, as is the implementation once the agreement is signed. By focusing on a Network strategy, the relationships and marketing programs in place to support the fresh floral product line can be leveraged to support additional product offers. [****] This Network strategy is the exact one being successfully deployed by [****]. 1-800-FLOWERS can do the exact same thing, and own valuable online real estate for not only flowers, but also gardening and home.

6.      LEVERAGING OPERATIONS & CUSTOMER SERVICE EXPERIENCE. Over the past
        5 years, 1-800-FLOWERS has learned many valuable lessons as a result of its online retailing and interactive marketing efforts - none of the mistakes made which led to lessons learned should be repeated, if possible. While the Plow & Hearth Web Site is up and running, its features and capabilities are [****] to where 1-800-FLOWERS is today. For example: [****]. 1-800-FLOWERS has not processed online orders manually since April of [****]. There is [****] and there is [****]. Given our leadership position online, we cannot "afford" to role out related or subsidiary efforts this way without the potential for negatively impacting our reputation.

7. PERSONALIZED CONTENT. While we have researched the integration of personalized capabilities as offers by Net Perceptions and others, these applications are expensive and not really designed to support gifting sites. By aggregating all efforts under one site, we can create an intelligent, interactive environment that targets the appropriate audience(s) with the appropriate product(s), value-added service(s), and information while supporting and motivating the visitor toward trial, repeat purchase, brand adoption, and long-term loyalty by offering products and information for self consumption as well as gifting.

8. MULTIPLE SELLING OPPORTUNITIES. With the introduction of additional products and product categories, many more merchandising and cross-selling opportunities become available on the Home Page and throughout the Web Site, which can increase the conversion of browsers to shoppers. This might include multiple featured products, buttons, banners, and text links on the home page; the creation of a gift center which provides for profiling of the recipient; integration of general gifting, floral, home decorating, and light gardening information
        [or editorial] which integrates products for sale.

9. CO-BRANDING. Given the new "look & feel," there will be the need to create a "standard" presentation for co-branded content to be implemented primarily by the expansion of the affiliate network and general distribution relationships. The co-branding in place today might be able to be leveraged.

10. RECOGNITION OF REFERRING URL. We recognize the tremendous marketing potential presented by printed catalogs and general brand recognition of 1-800-FLOWERS subsidiary companies. The Network Site should be created in a manner enabling the many domain names currently owned by 1-800-FLOWERS such as WWW.PLOWHEARTH.COM to remain live and to take customers to the Network while acknowledging where they came from. For example: "Plow & Hearth products found here!"


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 3 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

FUNCTIONAL REQUIREMENTS:

A.      [****]:

        1. The Network Site will become the central online point of contact for customers interested in shopping with 1-800-FLOWERS and its subsidiary companies. [****]

        2. The "look and feel" of the Site will need to convey the availability of fresh floral, home and garden products as presented within a living and giving context in the most efficient manner. A streamlined and tight masthead or primary navigation element is desired along with high performance at a
                28.8 dial-up modem speed. [****]

        3.      [****]

        4. Web Sites to review to their efficiency and compactness include the following: [****].


B.      SHOPPING FUNCTIONALITY:

        1. The Network Site should support shopping by [****] - i.e. 800-FLOWERS or Plow & Hearth as well as by [****] or [****] - i.e. flowers, plants, outdoor furniture, etc. It should also allow for searching by keywords.

        2. The Network Site should also feature a [****] which offers suggested products based on [****] - i.e. [****]; based on relationship to the [****] - i.e. [****]; based on [****] - i.e. gifts under [****]; and, based on [****] - i.e. same day, within [****] hours, within [****] hours. A special holiday [****] should also be available at Christmas, Valentine's Day, Mother's Day, etc.

        3. The Network Site will need to support a product database consisting of [****] of products with attributes or features, and be able to guide people through the searching process so as not to be overwhelmed by the potential number of products returned. The current of the WWW.1-800-FLOWERS.COM and WWW.PLOWHEARTH.COM sites should be integrated.

        4. The Network Site should offer [****]. All orders taken on the Site will be processed by 1-800-FLOWERS in Westbury, New York automatically.

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 4 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

        5. The Network Site will integrate special features as created for the 1-800-FLOWERS.com Site namely the [****] including [****]. These can all be enhanced through the additional of software as provided by Net Perceptions or others.

        6. The Network Site should allow [****] between companies and departments featured on the Site.

        7. The Network Site needs to support [****] including select local florist, Federal Express, United Parcel Service, and the US Postal Service.

        8. The Network Site MUST support intelligence in the [****] with the ability to pro-active present the [****] date and/or [****] date to consumers.

        9.      Departmentalized Web shopping sites to review include:
                [****].


C.      CUSTOMER SERVICE FUNCTIONALITY:

        1. Given the potential number of product offerings and the fact that many more of the offerings require being inventoried and available for purchase, the Network Site will need to communicate in real time or close to it with company-wide inventory management systems. This will prevent the purchasing of products, which are out of stock and/or inform customers of any back orders.

        2. Given that a majority of the products to be purchased will be fulfilled [****] from vendors using Federal Express, United Parcel Service, or some other service, the ability of a customer to [****] would offer a value added customer service benefit to shoppers. The Site should allow customers to generate [****] messages or [****] online.

        3. Real time customer service [****] - as provided by [****] - would need to be supported on the Network.

        4. Customer service inquiries via email would also need to be supported on the Network.


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 5 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

D.      MERCHANDISING FUNCTIONALITY:

        1. Given the potential number of product offerings, the Network Site offers tremendous opportunity for [****] and [****] as well as the presentation of great variety. Products will need to be presented with [****]. The [****] should allow for several products to be returned quickly.

        2. As with the 1-800-FLOWERS.com Web Site, there will be the need to communicate important information to customers at certain points. This might include holiday "cut-offs," products being out of stock, new products, etc. This information will be might be vendor, product or Network specific.

        3. The Network Site should further enable merchandising within [****] and on the [****].

        4. The Network Site should support [****] as well as [****] to support merchandising and the presentation of special offers, holiday reminders, etc.

        5. The Network Site needs to support [****] delivery and shipping for certain vendors and/or products.

        6. The Network Site needs to support a [****] of product selection in the case of a product [*****].

E.      CONTENT FUNCTIONALITY:

        1. All editorial information related to fresh flowers, gardening and home should reside in [****] predominant place - i.e. the [****] area. Content should however be [****] throughout the Site - especially within the shopping section so as to support merchandising within an editorial context. Editorial should also support impulse buying and the integration of merchandise.

        2. Content should support selling including [****] with [****] embedded within the content and not only available as [****] on the [****] of pages.

        3. The Network should support truly [****] content, which will enable a customer to [****] of the service as related to their [****]. For example: a [****] area where customers would provide us details about [****].

        4. The Network should enable integration of other content - i.e. we might want to partner with [****] to support [****] area.

        5. [****] content areas should allow for [****], as some of the content will be written by 1-800-FLOWERS, some [****], some [****], etc.

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 6 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

F.      ADVERTISING AND PROMOTIONAL FUNCTIONALITY:

        1. Given the potential number of product offerings and multiple brands that will be available on the Network, there should be some [****] functionality built in which enables [****] to run promoting products, services, brands or concepts available within the Network.

        2. [****] should be available on the Site's [****] for possible use by the Network or for sale to [****] such as a [****] company.

        3. Integrate an [****] such as provided by [****] or [****] to serve and track [****] within the Network Site.

        4. Support for standard linking with tracking capability as it exists today. Links to: 1-800-FLOWERS.com [****], individual product pages, product collections, [****] content areas, promotional pages, [****], etc.

        5. Support for special partner programs such as [****] of [****] information for [****], pre-population of order form for [****], and 1-800-FLOWERS.com "keyword search" feature.

        6. Promotional areas should enable 1-800-FLOWERS to use in-house resources to create, update and maintain holiday or seasonal theme areas.

G.      RELATIONSHIP MARKETING FUNCTIONALITY:

        1. Registration should be easy and encouraged often. Getting people to register is high priority. There should be many real benefits including the ability to customize the Network - i.e. the My Flower Shop concept which will need to be renamed. Registration should enable customers to receive information in general about the Network or specific to an area of interest
                [i.e. gardening].

        2. Interaction with the Network should enable learning about the customer in order to serve them better. This "learning" might need to be facilitated by the software of a company such as is offered by Net Perceptions.

        3. Registration layout and information gathered will need to be revised to accommodate customer preferences for self-consumption as well as gifting. Personalization software should enable this [i.e. Amazon's book recommendation service).

        4. Information being captured during the registration process should allow for profiling as well as prospecting. A much more [****] role in [****] is being requested.

        5. [****] tools should be state-of-the-art and usable at 1-800-FLOWERS as well as at Fry Multimedia.

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 7 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

        6. The following [****] for programs and general communication need to be in place and a determination of the communication source (1-800-FLOWERS, Fry Multimedia, Plow & Hearth) will need to be made in each case. All communication sent to each customer would need to be [****] as part of the [****] in the [****].

                [****]


        7. The Network Site will need to incorporate [****] so to be able to speak to customers individually and uniquely. This can take on many forms. Keep it simple in the beginning through [****] at [****] without buying, [****], etc.). Eventually enhance to dynamically generate content or views based on customer learning. (i.e. [****])

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 8 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

H.      BRANDING FUNCTIONALITY:

        1. While the Network Site should be branded in a manner that conveys "Fresh Floral, Home & Gardening" as well as "Living & Giving," the equity in the brand building efforts of 1-800-FLOWERS should not be abandoned. They should instead be leveraged. While the company has not [****] on the [****], it is receptive to suggestions from Fry Multimedia. Discussions to date have lead to:

                a. The concept that given the Company's reputation as an online retailing leader [and pioneer] there is a big benefit to branding the Network as being offered "by 1-800-FLOWERS" or "from 1-800-FLOWERS."

                b. The fact that domain names including WWW.800FLOWERS.COM, WWW.1800FLOWERS.COM, WWW.FLOWERS.COM as well as the various other combinations owned should all take one to the Network.

                c. The fact that we might be able to create a brand for the Network through another domain name such as the [****] or [****].

                d. The fact that given the catalog efforts of Plow & Hearth and Fresh Home & Garden, they should be able to promote branded or vanity URLs which take customers to the Network while allowing customers to "know" want the referring company / domain name was. For example: a positioning that would allow for "Plow & Hearth products featured here!" Branding and co-branding for the subsidiary companies needs to be further investigated.

                e. A well-branded site with flanking brands for review includes that of [****]. While [****] is the primary site, customers have access to [****], which is branded as [****] and an educational support site branded as the [****] at [****].

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 9 of 18                Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

I.      EDITORIAL FUNCTIONALITY:

        1. The Network Site should feature [****] that is [****] to [****] of the editorial or magazine like content, and might also be branded as the [****]. This editorial area will need to support a varied about of information as outlined below:

                a. Floral Information - care and handling, how-to information, meanings of flowers, floral design trends, etc.

                b. Gardening Information - what to plant, when to plant, regional gardening tips and information, descriptions of plants/bulbs/seeds, etc.

                c.      Home Decorating - trends, ideas, suggestions, etc.

                d.      Gifting - trends, hot products, etc.


J.      REPORTING / TRACKING FUNCTIONALITY:

        NOTE: THIS SECTION WILL REQUIRE FURTHER DISCUSSION AS IT PERTAINS TO HOW WE ISSUE [****] TO PEOPLE ON THE SITE TODAY AS WELL AS [****] AND [****] PROCEDURES SO AS TO INTERACT WITH A CUSTOMER CENTERED DATABASE PRODUCT.

        1.      [****] / Customer Performance [****]

                The Site will need to [****] identify and report on customers (purchasers) / Shoppers (browsers). - All reports should be able to be run based on the following criteria: [****] selection By [****] range, [****] ([****] and [****]), [****]
                ([****]). Ability to compare over [****] period a [****] ago.

                        a.      Number of new [****] and number of new
                                [****].

                        b.      Number of [****] and [****].

                        c.      Registered vs. Non Registered [****]

                        d. [****] rate of shoppers to customers (first time)

                        e.      [****] rates of [****] customers

                        f.      [****] rates of [****] visitors.


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 10 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

        2.      [****] Analysis

                We need the ability to count visits to the Site by each [****] identified visitor and then determine their purchase [****]. What we hope to do is to identify the [****] on average and for particular customer segments. - [****] shopper, [****] customer, [****] customer, [****] customer [****], [****] customer [****], [****] customer by [****] of
                [****], [****] customer by [****] of [****], [****] shoppers
                [****], etc. This report would include the ability to set a [****] (i.e. [****] customers for [****] all, registered, etc.) This should also include the ability to define the [****] for particular segments and by the customers [****]. The information on this report should be available [****] as well as in a [****] format that can be easily copied into [****].

        3.      Establish a linkage between [****], 1-800-FLOWERS [****], and
                [****]

                The [****] of customers from each source should be included in the file layouts of each of these sources. The [****] should be passed to 1-800-FLOWERS and to [****] and retained. [****] should correspond to 1-800-FLOWERS [****] and where multiple customer numbers exist those records should be consolidated or linked to obtain complete customer [****]. Based on [****] at this level [****] or [****] can be set so that the next time the customer comes to the web site or calls they could be [****] for a specific [****]. Customers' will fall into specific defined groups and be appropriately targeted.

        4.      Customer Purchase History

                Purchase history of all customers that we can speak to via [****]. History to include [****] dates, [****], zip code [****] zip code [****], [****] type. We have discussed offering this [****] to registered users and then to all 1-800-FLOWERS customers.

                On the Fry side determine what [****] information can be retained and tied to the [****] so that we can use the [****] as a trigger for [****] that treat customers
                [****]. The ultimate goal is to be able to have Fry maintain a usable database of information that will enable us to remember and act upon customer [****] and [****]. The [****] portion of this equation will be incorporated into the new registration area.

        5.      Metrics Numbers

                Should be [****] reporting or scheduled and automated for [****] delivery daily. Includes [****] all compared to [****] ago numbers as defined by 1-800-FLOWERS.

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 11 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

        6.      Basic Marketing Questions to be answered:

                a.      Who are my customers?
                        Name, Address, City, State, Zip
                        [****]

                b.      Ability to define customer [****]?

                        [****] visitors and buyers, [****], Buyers by [****], [****] buyers by [****], [****], [****],
                        Geographically. By [****] relationship, by [****] location (ADI, ZIP) By customer to [****] location.

                c.      What are my customers [****]?
                        Break up floral purchases to cut flowers, arrangements, etc. and gift products. Floral vs. Fed Ex, add new items by category

                d.      How much are my customers [****]?
                        [****]?, Last [****] Months, [****].

                e. Source of Acquisition? Affiliates, search engines, [****], etc.

                f.      [****]
                        With [****], shopping to buying seasonally issues:
                        [****] reports by Quarter, Month by Month, Holiday vs. Same Holiday year ago.


        7.      Web Analysis

                [****] Analysis - [****] the consumer through the Site to determine [****] areas on the site [****] before leaving site.

        8.      Reporting Tools

                Fry to review additional Web [****] tools such as [****] for support on the Site.


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 12 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

        9.      Site Speed

                Stimulus / response data - target [****] offers to segments with [****] to measure [****] over standard to determine best incentives by audience. Ability to offer dynamic [****] messages.

                Ability to identify [****] Customers / Visitors [****] and for any date range selected numerically and graphically. Need to know how many customers are [****] on a [****] basis.


        10.     [Redefine] Affiliate Reporting

                By [****] ([****] effort code, [****] code or combination of [****] code and [****] code - TBD)

                By [****] to determine which products were purchased as a result (promotional products vs. other products). (By [****]
                Code).

                Reports would show [****] numbers, graphs of results and updated results.

                ELEMENTS TO BE INCLUDED:

                     [****]


K.      WEB SITE ADMINISTRATION:

        1. The Network Site should allow for updating and maintenance by 1-800-FLOWERS remotely. Current administration area would need to be enhanced to support the Network.


L.      WEB SITE REMOTE MONITORING:

        1. 1-800-FLOWERS is interested in being able to [****] traffic, usage, etc. [****] from Westbury, New York.


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 13 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

M.      HOSTING / REDUNDANCY:

        1. 1-800-FLOWERS is asking Fry Multimedia to re-evaluate hosting needs and projected server capacity with respects to increased traffic and sales volume. Determine feasibility of [****] in [****] or other location as a [****] measure.


MESSAGE[S]:

The messages to convey to users of the Network Site include:

        1.      That 1-800-FLOWERS means more than just flowers.

        2. That 1-800-FLOWERS is leveraging its size and online retailing expertise to bring Web customers the "best of" flowers, gardening, and home decorating products.

        3.      That 1-800-FLOWERS means "Solutions/Products for Living &
                Giving!"

        4. That 1-800-FLOWERS is an electronic commerce / Internet retailing leader that is an emerging online commerce hub.

        5. That 1-800-FLOWERS has the expertise in "living and giving" as evidenced through the editorial and general content available on the Network Site.



TARGET AUDIENCE:

The Web site should speak to the follow target audiences:

        1.      PRIME:  Given the nature of our product, the primary audience is pretty [****]. It includes men and women ages [****] and living primarily in [****].

        2.      SECOND: We have the opportunities to attract both [****]
                        and [****] men and women as well. We also have the opportunities to attract Americans living and working [****] of the [****] as well as [****] interested in shopping with [****] companies.

        3.      THIRD:  A growing number of [****], which maintain [****]
                        are [****] to our site in support of [****]. These companies have [****] programs for their [****] and/or [****] for [****] gift giving needs.


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 14 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

NETWORK CONTENTS:

As suggested, the Network should offer a broader array of products, which are brought to consumers by 1-800-FLOWERS. While there should be editorial information to support the merchandising and selling process as well as to establish credibility and expertise, the products available for sales are critical. Here is a suggested approach to our merchandising efforts:

---------------------------------------- -------------------------------------- --------------------------------------
       FRESH [FLOWERS & RELATED]                       GARDENING                                HOME
---------------------------------------- -------------------------------------- --------------------------------------
FLOWERS [****]:                          BULBS & SEEDS [****]:                  DECORATING [****]:
---------------                          ---------------------                  ------------------
-  Floral Arrangements                   -  Assorted bulbs                      -  Wreaths
-  Roses                                 -  Assorted seeds                      -  Candles
-  Plants                                -  Starter kits / supplies             -  Vases
-  Wreaths / Topiaries                                                          -  Pots & Containers
-  Balloons                              TOOLS [****]:                          -  Dried Floral
                                         ---------------------                  -  Table Settings
                                         -  Tools                               -  Garden-Inspired Art
FLOWERS [****]:                          -  Boots, clogs & gloves               -  Books
---------------                          -  Apparel
-  Plants                                -  Greenhouses
-  Floral bouquets                       -  Irrigation
-  Roses                                                                        KITCHEN GARDENING [****]:
-  Plants                                                                       -------------------------
-  Continuity Products                                                          -  Cooking Herbs
                                         PLANTS, TREES & SHRUBS [****]          -  Vegetables
                                         -----------------------------          -  Fruiting Trees
                                         -  Perennials
GIFT BASKETS [****]                      -  Herbs                               OUTDOOR FURNITURE [****]:
-  Gourmet Baskets                       -  Fruit trees & plants                -------------------------
-  Novelty Baskets                       -  Roses, orchids, etc.                -  Wood/Iron/Wicker Furniture
-  Branded Baskets                                                              -  Fencing
-  Floral/Aromatherapy Baskets           WATER GARDENING [****]                 -  Bird Feeders & Houses
                                         ----------------------                 -  Garden Ornaments
                                         -  Water garden plants                 -  Storage Containers
FRUIT, CANDIES, & COOKIES [****]         -  Supplies & accessories
--------------------------------
-  Fruit Baskets                         ORGANIC [****]:
-  Citrus Baskets/Boxes/Crates           --------------                         INDOOR FURNITURE [****]:
-  Candied & Dried Fruit Containers      -  [****]                              -----------------------
-  Nuts in Containers                                                           -  Bedroom Furniture
-  Jellies, Jams, & Marmalades           OUTDOOR FURNITURE [****]:              -  Other Indoor Furniture
-  Chocolate Products                    -------------------------              -  Indoor Accessories
-  Cookie Products                       -  Wood/Iron Furniture                 -  Blankets
                                         -  Fencing
                                         -  Bird feeders & houses
                                         -  Garden ornaments                    FIREPLACE / HEARTH [****]:
                                                                                --------------------------
                                                                                -  Fireplace Screens/Glass
                                         PEST TRAPS [****]:                     -  Firewood Containers/Carriers
                                         -----------------                      -  Wood Splitting Tools
VEGETABLES [****]                        -  Traps                               -  Accessories
-----------------
-  Assorted in Crates                                                           APPAREL & ACCESSORIES [****]:
                                         LANDSCAPE GARDENING [****]:            -----------------------------
[****]                                   ---------------------------            [****]
---------------------                    -  Other
-  Flowers
-  Floral Arranging                      [****]
-  Other - TBD                           ---------------------                  [****]
                                         -  Gardening/Gardens of the World      -------------------
                                         -  [****]                              -  Home Decorating
OTHERS                                   -  Other - TBD                         -  Other--TBD
------
-  To Be Determined                      OTHERS                                 OTHERS
                                         -------                                ------
                                         -  To Be Determined                    -  To Be Determined

---------------------------------------- -------------------------------------- --------------------------------------

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 15 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

COMPETITIVE SET:

While 1-800-FLOWERS has a growing number of competitors online, there is [****] is the [****] being pursued by the Network - namely floral, home and gardening products [****]. The following sites are however important for their competition potential and individual efforts.

1.       EMERGING COMMERCE HUBS:

         [****]

2.       FLORAL RELATED SITES:

         [****]

3.       GARDENING:

         [****]

4.       RETAIL AGGREGATORS:

         [****]


         1-800-FLOWERS FURTHER EXPECTS FRY MULTIMEDIA TO REVIEW/RESEARCH OTHER TRANSACTIONAL AND/OR CONTENT SITES FOR [****] ELEMENTS AND SUGGESTIONS.



--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 16 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

TONE & MANNER:

We want our customers to perceive us as online retailer first and foremost - not a warehouse or telemarketing organization. We want to convey that we have a passion for the products we sell and know "everything" there is to know about them. We have the broadest selection, access to the best grower farms around the world, the best care and handling procedures, the best vendors, and the best customer service.

MANDATORIES:

1. FAST PERFORMANCE: The Site should be optimized for best possible performance most notably by the fast loading of its pages and searches in its database. Given that we are broadening the product line beyond flowers, the Network site does not have to be [****] or [****].

2. [****] FRIENDLY: Given the strategy, 1-800-FLOWERS would be interested in [****] its native [****] on [****]. As such, our [****] marketing and merchandising efforts would point and link to the [****]. Given the [****], the Site would need to be maximized for performance via the [****] browser. [See the information at the following location for optimizing
     Web Site for performance via [****].

3. REDUNDANCY: With the size and scope of the effort, the Network needs to be developed and maintained as a "mission critical" effort requiring [****] for all of the possible points of failure and redundancy to successfully accommodate the high volume of traffic and sales activity.


BUDGET:

Given the investment in the 1-800-FLOWERS.com Version 5.0 site and the Plow & Hearth Version 1.0 made over the past 6 months, and the Company's intent to leverage as much of the development as possible, it will rely on Fry Multimedia to submit an estimate for the Network's development. An estimate is expected as early as possible during the month of January 1999.

TIMING:

The new site needs to be completed and live in the spring of 1999 so as to maximize its appeal and launch. The launch will be supported with a [****], which includes [****] and [****].

--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 17 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

================================================================================


PROJECT BRIEF SUBMISSION APPROVAL:

This Project Brief is being submitted on the part of 1-800-FLOWERS as approved by:



              DONNA M. IUCOLANO
        -------------------------------
        [Print Name]


         _______________________________             Date:    __________________
        [Signature]




RETURN COST ESTIMATE & AGGRESSIVE TIME SCHEDULE BY FEBRUARY 01, 1999 TO:


                  DONNA IUCOLANO, VICE PRESIDENT
                  1-800-FLOWERS, INC.
                  1600 STEWART AVENUE
                  WESTBURY, NEW YORK  11590
                  FAX NUMBER:  [516] 237-6009
                  E-MAIL:  DIUCOLANO@1800FLOWERS.COM




--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                     Page 18 of 18               Confidential
536615.1-MATHUS-6/17/99 12:35:15 PM

                                    EXHIBIT B

                               PROJECT BRIEF FORM

                             ========================
[GRAPHIC OMITTED]              INTERACTIVE SERVICES
1-800-FLOWERS(R)               PROJECT BRIEF TEMPLATE
                             ========================

PROJECT TITLE:                                  BRIEF NUMBER:
PROJECT SPONSOR:                                BRIEF DATE:

BACKGROUND:

ASSIGNMENT:

OBJECTIVE[S]:

FUNCTIONAL REQUIREMENTS:

MESSAGE[S]:

TARGET AUDIENCE:

COMPETITIVE SET:

TONE & MANNER:

MANDATORIES:

BUDGET:

TIMING:


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                  Page 1 of 2                    Confidential

PROJECT BRIEF SUBMISSION APPROVAL:

This Project Brief is being submitted on the part of 1-800-FLOWERS as approved by:


            -------------------------------
            [Print Name]

                                                      Date:
            -------------------------------                 ----------------
            [Signature]

RETURN COST ESTIMATE & TIME SCHEDULE BY [DATE GOES HERE] TO:

            Contact Information Goes Here


--------------------------------------------------------------------------------
1-800-FLOWERS, Inc.                  Page 2 of 2                    Confidential

                                    EXHIBIT C

                              THIRD PARTY LICENSES

                                    EXHIBIT C

Software licensed directly by Client

[****]

Software licensed by Fry but made available for the Client's sites

[****]


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                    EXHIBIT D

                                  CONFIGURATION

                                  1-800-FLOWERS.COM
                               Voice and Data Networks

                              [****] [one chart omitted]

                                  1-800-FLOWERS
                               Final Configuration
                              w/o Disaster Recovery

                            [****] [one chart omitted]

                                       D-1


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                    EXHIBIT E

                             CLIENT-OWNED EQUIPMENT


                                      [****]


                                       E-1



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.